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                                                                  Exhibit No. 24


                                  POWER OF ATTORNEY
                                  -----------------



         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints PHILIP H. GEIER, JR., EUGENE P. BEARD, JOSEPH STUDLEY and NICHOLAS J. CAMERA, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 covering shares of Common Stock to be issuable under The Interpublic Group of Companies, Inc. 1997 Performance Incentive Plan, any and all amendments (including further post-effective amendments) thereto and all other instruments necessary or desirable in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he might do or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.


Dated: May 19, 1997



EUGENE P. BEARD                                            FRANK J. BORELLI
EUGENE P. BEARD                                            FRANK J. BORELLI



REGINALD K. BRACK                                          JILL M. CONSIDINE
REGINALD K. BRACK                                          JILL M. CONSIDINE



JOHN J. DOONER, JR.                                        PHILIP H. GEIER, JR.
JOHN J. DOONER, JR.                                        PHILIP H. GEIER, JR.

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                                                           LEIF H. OLSEN
FRANK B. LOWE                                              LEIF H. OLSEN



MARTIN F. PURIS                                            ALLEN QUESTROM
MARTIN F. PURIS                                            ALLEN QUESTROM



J. PHILLIP SAMPER                                          JOSEPH STUDLEY
J. PHILLIP SAMPER                                          JOSEPH STUDLEY